UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 11, 2024

ImmuCell Corporation

(Exact name of registrant as specified in its charter)

DE	001-12934	01-0382980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

56 Evergreen Drive Portland, Maine	04103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 207-878-2770

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K ﬁling is intended to simultaneously satisfy the ﬁling obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value per share	ICCC	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On June 11, 2024, ImmuCell Corporation (the “Company”) and TVP, LLC (the “Landlord”) entered into a Fourth Amendment of Lease (the “Lease Amendment”), which Lease Amendment amends that certain Indenture of Lease, dated September 12, 2019 (as amended to date, the “Lease Agreement”), by and between the Company and the Landlord with respect to certain property leased by the Company from the Landlord located at 175 Industrial Way in Portland, Maine (the “Leased Premises”).

The Lease Amendment revises payment terms set forth in the Lease Agreement for amounts due by the Company to the Landlord with respect to certain tenant improvements on the Leased Premises. Pursuant to the Lease Amendment, in lieu of a one-time rent payment of $488,743 previously due in July of 2024, the Company will now make additional monthly rent payments of $20,000 from July of 2024 through December of 2024 and a one-time payment of $368,743 in January of 2025.

The forgoing description of the Lease Amendment is qualified in its entirety by reference to the Lease Amendment, which is filed as Exhibit 10.1 hereto and incorporated herein by this reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 of this Current Report on Form 8-K by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

10.1	Fourth Amendment of Indenture of Lease for Premises Located in Portland, Maine between the Company and TVP, LLC dated as of June 11, 2024.
104	Cover Page Interactive Data File

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUCELL CORPORATION

Date: June 14, 2024	By:	/s/ Michael F. Brigham
Michael F. Brigham
President, Chief Executive Officer and Principal Financial Officer

Exhibit Index

Exhibit No.	Description
10.1	Fourth Amendment of Indenture of Lease for Premises Located in Portland, Maine between the Company and TVP, LLC dated as of June 11, 2024.
104	Cover Page Interactive Data File

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